UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 21, 2008
Date of report (Date of earliest event reported)
ALTRA HOLDINGS, INC.
ALTRA INDUSTRIAL MOTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33209	61-1478870
Delaware	333-124944	30-0283143

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street, Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1 Second Amended and Restated Bylaws of the Company, effective October 21, 2008
EX-10.1 Form of Indemnification Agreement entered into between the Company and the directors and certain officers
EX-10.2 Form of Change of Control Agreement entered into among the Company, Altra Industrial Motion, Inc. and certain officers
EX-10.3 Executive Severance Policy of the Company, effective November 1, 2008

Item 1.01 Entry into a Material Definitive Agreement.
On October 21, 2008, the Board of Directors of Altra Holdings, Inc. (the “Company”) approved an indemnification agreement to be entered into with each of the directors and certain officers of Company, including, Michael L. Hurt, Carl R. Christenson, Christian Storch, Craig Schuele, Todd B. Patriacca and Glenn E. Deegan. Consistent with the Company’s bylaws, the indemnification agreements require the Company, among other things, to indemnify each indemnitee to the fullest extent permitted by law for certain expenses incurred in a proceeding arising out of indemnitee’s service to the Company or its subsidiaries. The indemnification agreements also provide for the advancement of such expenses to the indemnitee by the Company. The foregoing is qualified in its entirety by reference to the form of indemnification agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Change of Control Agreements
The Compensation Committee of the Board of Directors of the Company has authorized the Company and its wholly-owned subsidiary, Altra Industrial Motion, Inc., to enter into change of control agreements, effective as of October 21, 2008, with twelve officers of the Company, including the Chief Executive Officer, the Chief Financial Officer and all of the current “named executive officers” (collectively, the “Executives”). The change of control agreements provide that, subject to certain conditions, in the event that (a) the Executive is terminated without cause or such Executive terminates employment for good reason within twenty-four (24) months following a change of control of the Company (as defined in the change of control agreements) or (b) the Executive is terminated without cause in anticipation of a change of control of the Company within ninety (90) days prior to such change of control (each, a “triggering event”), such Executive will be entitled to certain benefits. Such benefits include (i) a lump sum amount payable in cash equal to the sum of (A) a multiple (shown below for each of the “named executive officers”) of the Executive’s annual base salary then in effect and (B) a multiple (shown below for each of the “named executive officers”) of the Executive’s target bonus amount for the year of termination and (ii) continuation of medical and dental benefits for up to eighteen (18) months (period shown below for each of the “named executive officers”) following the date of termination. In addition, upon a change of control, all of such Executive’s outstanding equity incentive awards will automatically vest in full and be exercisable as of the date of termination.

Multiple of Base
		Salary and Target	Medical and Dental
Executive	Title	Bonus	Continuation
Michael L. Hurt	Chairman and Chief Executive Officer	2x	18 Months

Carl R. Christenson	President and Chief Operating Officer	2x	18 Months

Christian Storch	Chief Financial Officer	2x	18 Months

Craig Schuele	Vice President of Marketing and Business Development	1.5x	18 Months

Edward L. Novotny	Vice President and General Manager, Gearing and Belted Drives	1x	12 Months
Because Messrs. Hurt, Christenson and Storch also have employment agreements with the Company, the change of control agreements for these Executives provide that in the event of a triggering event, such Executive shall be entitled to receive benefits and payments under only one of the employment agreement or the change of control agreement, whichever is more favorable to the Executive at the time of such triggering event.
The foregoing is qualified in its entirety by reference to the form change of control agreement attached hereto as Exhibit 10.2 which is incorporated herein by reference.
Executive Severance Policy
The Compensation Committee of the Board of Directors of the Company has approved an Executive Severance Policy, effective as of November 1, 2008, applicable to officers of the Company holding the title of Vice President or Vice President and General Manager, including “named executive officers” Edward L. Novotny and Craig Schuele (collectively, the “Vice Presidents”). The Executive Severance Policy provides that, subject to certain conditions, in the event that a Vice President is terminated without cause by the Company, such Vice President will be entitled to continue receiving his base salary and medical and dental benefits for a period of twelve (12) months following such termination. In the event a Vice President enters into a written agreement with the Company regarding severance, including a change of control agreement, the terms and conditions of such written agreement shall control with respect to the termination circumstances covered by such agreement and the Vice President shall not be eligible to receive benefits under this policy. The foregoing is qualified in its entirety by reference to the Executive Severance Policy attached hereto as Exhibit 10.3 which is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective October 21, 2008, the Board of Directors of the Company approved amendments to the Company’s bylaws (the “Bylaws”) principally to clarify the advance notice provisions relating to stockholder-proposed board nominations and stockholder-proposed business generally. The foregoing is qualified in its entirety by reference to the revised Bylaws of the Company attached hereto as Exhibit 3.1 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
3.1	Second Amended and Restated Bylaws of the Company, effective October 21, 2008

10.1	Form of Indemnification Agreement entered into between the Company and the directors and certain officers

10.2	Form of Change of Control Agreement entered into among the Company, Altra Industrial Motion, Inc. and certain officers

10.3	Executive Severance Policy of the Company, effective November 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
By:	/s/ Glenn E. Deegan
	Name:	Glenn E. Deegan
	Title:	Vice President & General Counsel

Date: October 27, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion, Inc.
By:	/s/ Glenn E. Deegan
	Name:	Glenn E. Deegan
	Title:	Vice President & General Counsel

Date: October 27, 2008